UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of Earliest Event Reported)   January 31, 2012

HPT SN HOLDING, INC.
(Exact Name of Registrant as Specified in Its Charter)

New York
(State or Other Jurisdiction of Incorporation)

0-9032	13-5648107
(Commission File Number)	(IRS Employer Identification No.)

Suite 300
Two Newton Place
255 Washington Street
Newton, Massachusetts	02458
(Address of Principal Executive Offices)	(Zip Code)

(617) 964-8389
(Registrant’s Telephone Number, Including Area Code)

Sonesta International Hotels Corporation
116 Huntington Avenue, Boston, Massachusetts 02116
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On November 2, 2011, HPT SN Holding, Inc. (then named Sonesta International Hotels Corporation) (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Sonesta Acquisition Corp. (then named Property Acquisition Corp.) (“SAC”) and PAC Merger Corp., a wholly owned subsidiary of SAC (“Merger Sub”).  On January 31, 2012, pursuant to the Merger Agreement, Merger Sub was merged with and into the Company (the “Merger”), and the Company, as the surviving corporation in the Merger, became a wholly owned subsidiary of SAC.

Pursuant to the terms of the Merger Agreement, at the effective time of the Merger, each of the 3,698,230 outstanding shares of Class A common stock of the Company (“Common Stock”), other than shares owned by the Company as treasury stock and any shares owned by SAC, Merger Sub or any other wholly owned subsidiary of SAC or the Company, were converted into the right to receive $31.00 in cash, without interest and less any applicable withholding taxes (the “Merger Consideration”).

Immediately following the effective time of the Merger, (i) SAC reorganized the management business of the Company under SAC’s ownership; (ii) SAC and Hospitality Properties Trust (“HPT”) completed a transaction pursuant to which SAC transferred the entities which own the Royal Sonesta Hotel Boston in Cambridge, Massachusetts (the “Cambridge Hotel”) and lease the Royal Sonesta Hotel New Orleans in New Orleans, Louisiana to HPT pursuant to a Purchase Agreement, dated November 2, 2011, among SAC, Merger Sub and HPT (the “Purchase Agreement”), and provided for the management of these hotels to continue to be provided by the Sonesta management team; and (iii) HPT prepaid an existing mortgage encumbering the Cambridge Hotel.

The foregoing description of the Merger Agreement and the Purchase Agreement is not complete and is subject to and qualified in its entirety by reference to the Merger Agreement and the Purchase Agreement, copies of which are attached as Exhibit 2.1 and Exhibit 2.2, respectively, hereto and are incorporated herein by reference.

These transactions were funded through a combination of: (i) approximately $119 million in cash advanced to SAC by HPT pursuant to the Purchase Agreement; (ii) approximately $31.5 million was paid by HPT to the mortgagee of the Cambridge Hotel; and (iii) $25.0 million of debt and equity financing provided by the stockholders of SAC.  HPT is managed by Reit Management & Research LLC (“RMR”), an affiliate of SAC.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As a result of the Merger, the Company no longer fulfills the numerical listing requirements of The NASDAQ Global Market (“NASDAQ”), and at the close of business on January 31, 2012, the Common Stock ceased trading on NASDAQ.  Also on January 31, 2012, at the Company’s request, NASDAQ filed with the U.S. Securities and Exchange Commission (the “SEC”) a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, or Form 25, to delist the Common Stock from NASDAQ and deregister the Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The Company expects to file with the SEC a Certification and Notice of Termination of Registration Under Section 12(g) of the Securities Exchange Act of 1934 or Suspension of Duty to File Reports Under Sections 13 and 15(d) of the Securities Exchange Act of 1934, or Form 15, whereupon the Company’s reporting obligations under Sections 13 and 15 of the Exchange Act will be suspended.

Item 3.03	Material Modification to Rights of Security Holders.

At the effective time of the Merger on January 31, 2012 and pursuant thereto, the Company’s restated certificate of incorporation was amended to read in its entirety as the certificate of incorporation of Merger Sub in effect immediately prior to the effective time, except that the name of the company set forth therein was “Sonesta International Hotels Corporation.”  Immediately after the effective time of the Merger, the Company’s amended certificate of incorporation was amended and restated to, among other things, change the name of the Company from “Sonesta International Hotels Corporation” to “HPT SN Holding, Inc.” (the “Restated Certificate of Incorporation”).

Also, pursuant to the Merger Agreement, on January 31, 2012, the bylaws of Merger Sub, as in effect immediately prior to the effective time of the Merger, became the bylaws of the Company, as the surviving corporation in the Merger.  Thereafter, on January 31, 2012, the Company’s bylaws were amended and restated to, among other things, reflect the Company’s name change described above (the “Amended and Restated Bylaws”).

The foregoing descriptions of the Restated Certificate of Incorporation and Amended and Restated Bylaws are not complete and are subject to and qualified in their entirety by reference to the Restated Certificate of Incorporation and Amended and Restated Bylaws, copies of which are attached as Exhibit 3.1 and Exhibit 3.2, respectively, hereto and are incorporated herein by reference.

Item 5.01	Changes in Control of Registrant.

After completion of the transactions described in Item 2.01, on January 31, 2012 the Company became a wholly owned subsidiary of HPT and the composition of the Company’s board of directors changed as described in Item 5.02 of this Current Report on Form 8-K.

The information set forth in Item 2.01 and Item 5.02, under the caption, “Change in Composition of Board of Directors,” of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Change in Composition of Board of Directors

At the effective time of the Merger on January 31, 2012, George S. Abrams, Joseph L. Bower, Charles J. Clark, Clarence A. Davis, Irma Fisher Mann, Jacqueline Sonnabend, Peter J. Sonnabend, Stephanie Sonnabend, Stephen Sonnabend and Jean C. Tempel resigned from their positions as directors of the Company and any respective committees to which they belonged, which resignations were not the result of any disagreements with the Company relating to the Company’s operations, policies or practices.

Adam D. Portnoy and Barry M. Portnoy became the directors of the Company at the effective time of the Merger on January 31, 2012.

Change in Officers

Immediately upon the effective time of the Merger on January 31, 2012, Peter J. Sonnabend, the Company’s Executive Chairman, Stephanie Sonnabend, the Company’s Chief Executive Officer and President, Jacqueline Sonnabend, the Company’s Executive Vice President & Senior Quality Officer, Felix Madera, the Company’s Executive Vice President International, and Boy van Riel, the Company’s Vice President and Treasurer, ceased to be officers of the Company, and were appointed to comparable positions with SAC.

On January 31, 2012, John G. Murray was appointed as the Company’s President, Chief Operating Officer and Assistant Secretary and Mark L. Kleifges was appointed as the Company’s Treasurer and Chief Financial Officer, each appointment being of immediate effect upon the effective time of the Merger.

Mr. Murray, 51 years old, has been HPT’s President and Chief Operating Officer since 1996 and its Assistant Secretary since 2008.  Mr. Kleifges, also 51 years old, has been HPT’s Treasurer and Chief Financial Officer since 2002 and Treasurer and Chief Financial Officer of Government Properties Income Trust (“GOV”) since January 2011.  Mr. Murray and Mr. Kleifges are also each an Executive Vice President of RMR.  HPT is a publicly traded real estate investment trust that primarily owns hotels and travel centers, and GOV is a publicly traded real estate investment trust that primarily invests in properties that are majority leased to government tenants.  RMR is a privately owned company that provides management services to public and private companies, including HPT and GOV.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 8.01.	Other Events.

On January 31, 2012, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

2.1
Agreement and Plan of Merger, dated as of November 2, 2011, by and among Property Acquisition Corp., PAC Merger Corp. and Sonesta International Hotels Corporation (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on November 3, 2011).

2.2
Purchase Agreement, dated November 2, 2011, among Property Acquisition Corp., PAC Merger Corp. and Hospitality Properties Trust (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K of Hospitality Properties Trust filed with the SEC on November 8, 2011).

3.1	Restated Certificate of Incorporation of HPT SN Holding, Inc.

3.2	Amended and Restated Bylaws of HPT SN Holding, Inc.

99.1	Press Release, dated January 31, 2012 issued by Sonesta International Hotels Corporation.

99.2	Press Release, dated January 31, 2012 issued by Hospitality Properties Trust.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HPT SN HOLDING, INC.

Date: February 6, 2012	By:	/s/ John G. Murray
Name: John G. Murray
Title: President, Chief Operating Officer
and Assistant Secretary

EXHIBIT INDEX

Exhibit
Number	Description

2.1
Agreement and Plan of Merger, dated as of November 2, 2011, by and among Property Acquisition Corp., PAC Merger Corp. and Sonesta International Hotels Corporation (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on November 3, 2011).

2.2
Purchase Agreement, dated November 2, 2011, among Property Acquisition Corp., PAC Merger Corp. and Hospitality Properties Trust (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K of Hospitality Properties Trust filed with the SEC on November 8, 2011).

3.1	Restated Certificate of Incorporation of HPT SN Holding, Inc.

3.2	Amended and Restated Bylaws of HPT SN Holding, Inc.

99.1	Press Release, dated January 31, 2012 issued by Sonesta International Hotels Corporation.

99.2	Press Release, dated January 31, 2012 issued by Hospitality Properties Trust.